							RATE	NEXT
TRADE		SETTLEMENT	MATURITY	NEXT PAY		CALL	TYPE/ RATE	CALL	COUPON
DATE	CUSIP	DATE	DATE	DATE	CALL TYPE (1)	STYLE (2)	SUB-TYPE (3)(4)	DATE	PCT	BANK PAR
4/16/2008	3133XQU59	4/21/2008	1/21/2011	10/21/2008	Optional Principal	European	Fixed Constant	1/21/2009	3.160	25,000,000
					Redemption
4/16/2008	3133XQU67	4/23/2008	1/23/2012	10/23/2008	Optional Principal	European	Fixed Constant	1/23/2009	3.520	25,000,000
					Redemption
4/16/2008	3133XQUX8	4/29/2008	10/29/2010	10/29/2008	Optional Principal	European	Fixed Constant	4/29/2009	3.100	10,000,000
					Redemption
4/16/2008	3133XQUX8	4/29/2008	10/29/2010	10/29/2008	Optional Principal	European	Fixed Constant	4/29/2009	3.100	25,000,000
					Redemption
4/16/2008	3133XQV58	4/21/2008	4/21/2009	10/21/2008	Non-Callable		Fixed Constant		2.470	200,000,000
4/17/2008	3133XQU26	4/18/2008	6/18/2010	6/18/2008	Non-Callable		Fixed Constant		2.750	235,000,000
4/17/2008	3133XQU34	4/18/2008	5/29/2013	5/29/2008	Non-Callable		Fixed Constant		3.625	100,000,000
4/17/2008	3133XQVK5	4/28/2008	10/28/2010	10/28/2008	Optional Principal	European	Fixed Constant	4/28/2009	3.260	10,000,000
					Redemption
4/17/2008	3133XQVK5	4/28/2008	10/28/2010	10/28/2008	Optional Principal	European	Fixed Constant	4/28/2009	3.260	15,000,000
					Redemption
4/17/2008	3133XQVK5	4/28/2008	10/28/2010	10/28/2008	Optional Principal	European	Fixed Constant	4/28/2009	3.260	15,000,000
					Redemption
4/17/2008	3133XQVK5	4/28/2008	10/28/2010	10/28/2008	Optional Principal	European	Fixed Constant	4/28/2009	3.260	20,000,000
					Redemption
4/17/2008	3133XQVM1	4/28/2008	4/28/2009	10/28/2008	Non-Callable		Fixed Constant		2.540	200,000,000
4/17/2008	3133XQVP4	4/29/2008	4/29/2010	10/29/2008	Optional Principal	European	Fixed Constant	4/29/2009	3.050	25,000,000
					Redemption
4/17/2008	3133XQVP4	4/29/2008	4/29/2010	10/29/2008	Optional Principal	European	Fixed Constant	4/29/2009	3.050	25,000,000
					Redemption
4/17/2008	3133XQVP4	4/29/2008	4/29/2010	10/29/2008	Optional Principal	European	Fixed Constant	4/29/2009	3.050	40,000,000
					Redemption
4/17/2008	3133XQVP4	4/29/2008	4/29/2010	10/29/2008	Optional Principal	European	Fixed Constant	4/29/2009	3.050	50,000,000
					Redemption
4/17/2008	3133XQVP4	4/29/2008	4/29/2010	10/29/2008	Optional Principal	European	Fixed Constant	4/29/2009	3.050	50,000,000
					Redemption
4/17/2008	3133XQVQ2	4/24/2008	4/24/2013	10/24/2008	Optional Principal	European	Fixed Constant	4/24/2009	4.100	10,000,000
					Redemption
4/17/2008	3133XQVQ2	4/24/2008	4/24/2013	10/24/2008	Optional Principal	European	Fixed Constant	4/24/2009	4.100	25,000,000
					Redemption
4/17/2008	3133XQVQ2	4/24/2008	4/24/2013	10/24/2008	Optional Principal	European	Fixed Constant	4/24/2009	4.100	25,000,000
					Redemption
4/17/2008	3133XQVR0	4/23/2008	4/23/2012	10/23/2008	Optional Principal	European	Fixed Constant	4/23/2010	3.625	10,000,000
					Redemption
4/17/2008	3133XQVR0	4/23/2008	4/23/2012	10/23/2008	Optional Principal	European	Fixed Constant	4/23/2010	3.625	15,000,000
					Redemption
4/17/2008	3133XQVS8	4/21/2008	10/21/2011	10/21/2008	Optional Principal	European	Fixed Constant	4/21/2009	3.625	15,000,000
					Redemption
4/17/2008	3133XQVT6	4/28/2008	4/28/2011	10/28/2008	Optional Principal	European	Fixed Constant	4/28/2009	3.460	15,000,000
					Redemption
4/17/2008	3133XQVT6	4/28/2008	4/28/2011	10/28/2008	Optional Principal	European	Fixed Constant	4/28/2009	3.460	15,000,000
					Redemption
4/17/2008	3133XQVU3	4/23/2008	1/23/2012	10/23/2008	Optional Principal	European	Fixed Constant	1/23/2009	3.750	10,000,000
					Redemption
4/17/2008	3133XQVU3	4/23/2008	1/23/2012	10/23/2008	Optional Principal	European	Fixed Constant	1/23/2009	3.750	10,000,000
					Redemption
4/17/2008	3133XQVU3	4/23/2008	1/23/2012	10/23/2008	Optional Principal	European	Fixed Constant	1/23/2009	3.750	25,000,000
					Redemption
4/17/2008	3133XQVV1	4/21/2008	1/21/2011	10/21/2008	Optional Principal	European	Fixed Constant	1/21/2009	3.375	15,000,000
					Redemption
4/17/2008	3133XQVW9	5/8/2008	5/8/2009	11/8/2008	Non-Callable		Fixed Constant		2.580	50,000,000
4/17/2008	3133XQWM0	5/5/2008	5/5/2009	11/5/2008	Non-Callable		Fixed Constant		2.550	200,000,000
4/17/2008	3133XQWV0	5/12/2008	5/12/2010	11/12/2008	Optional Principal	European	Fixed Constant	5/12/2009	3.100	75,000,000
					Redemption
4/18/2008	3133XQWW8	5/13/2008	5/13/2013	11/13/2008	Optional Principal	European	Fixed Constant	5/13/2010	4.050	25,000,000
					Redemption
4/18/2008	3133XQWX6	5/7/2008	5/7/2012	11/7/2008	Optional Principal	European	Fixed Constant	5/7/2010	3.760	15,000,000
					Redemption
4/18/2008	3133XQWY4	5/5/2008	11/5/2012	11/5/2008	Optional Principal	European	Fixed Constant	5/5/2009	4.080	15,000,000
					Redemption
4/18/2008	3133XQWZ1	5/5/2008	11/5/2010	11/5/2008	Optional Principal	European	Fixed Constant	5/5/2009	3.410	15,000,000
					Redemption

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
•    American-redeemable continuously on and after the first redemption date and until maturity.
•    Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.
•    European-redeemable on a particular date only.
•    Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
•    Multi-European-redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity, or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.